Exhibit 99.1

SPAR Group, Inc. Appoints Steven Hennen as New Chief Financial Officer

December 10, 2025

CHARLOTTE, N.C., Dec. 10, 2025 (GLOBE NEWSWIRE) -- SPAR Group, Inc. (NASDAQ: SGRP) (“SPAR,” “SPAR Group” or the “Company”), an innovative services company offering comprehensive merchandising, marketing and distribution solutions to retailers and brands throughout the United States and Canada, today announced the appointment of Mr. Steven Hennen as the Company’s Chief Financial Officer, effective December 8, 2025. Hennen succeeds Antonio Calisto Pato, who served as the Company’s CFO since February 2023. Calisto Pato will be actively involved in the fourth-quarter and full-year reporting process, and will serve as an advisor to ensure a smooth transition through the filing of the Company’s 2025 Annual Report on Form 10-K.

“I am pleased to welcome Steve to SPAR as we move into our next chapter of growth with this key leadership appointment. His deep financial expertise, strong leadership, successful history of M&A and building high-performance teams will enhance our capabilities and support our continued progress," said William Linnane, President and CEO of SPAR Group. “I also want to thank Antonio for his hard work and contribution during the last two years. He played a key role in providing leadership as we navigated the divestitures of several joint venture relationships around the world.”

Hennen brings more than 25 years of experience in finance and operational leadership, guiding companies through transformation, overseeing finance, accounting, treasury, business systems, human resources and risk management. His work has consistently focused on creating strategic clarity and strengthening organizational alignment. Most recently, Hennen served as President and Chief Financial Officer of Baker & Taylor LLC, a multi hundred-million-dollar annual revenue company, where he managed global finance and operations. His earlier leadership roles included Vice President of Finance and Accounting and Corporate Controller at Red Ventures, a well-known billion dollar plus digital marketing company where Hennen participated in significant accretive M&A activity, and supported the company’s data monetarization activity. Hennen also held CFO and senior leadership roles for DyStar, L.P./Color Solutions International, Boehme Filatex, Inc., and Technimark, Inc. He began his career with KPMG, LLP, advancing to Audit Manager, and earned a Bachelor of Science in Accounting from Marquette University in Milwaukee, Wisconsin.

“I am excited to join SPAR at such a pivotal point in its growth journey. I look forward to partnering with the team to drive strategic priorities, enhance our financial platform and steward capital in a disciplined manner that fosters long-term value creation,” said Hennen.

About SPAR Group, Inc.

SPAR Group is an innovative services company offering comprehensive merchandising, marketing, and distribution solutions to retailers and brands throughout the United States and Canada. SPAR Group provides the resources and analytics that improve brand experiences and transform retail spaces. The company offers a unique combination of scale and flexibility with a passion for client results that separates us from the competition. For more information, please visit the SPAR Group’s website at http://www.sparinc.com.

Cautionary Note Regarding Forward-Looking Statements

This Press Release contains, and the above referenced recorded comments, will contain “forward-looking statements” within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. (“SGRP”) and its subsidiaries (together with SGRP, “SPAR”, “SPAR Group” or the “Company”), filed in an Annual Report on Form 10- K/A by SGRP with the Securities and Exchange Commission (the “SEC”) for its fiscal year ended December 31, 2024, and SGRP’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including the Quarterly Report, the Annual Report and the Proxy Statement, the Information Statement, the Second Special Meeting Proxy/Information Statement, each a “SEC Report”). “Forward-looking statements” are defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the “Securities Laws”).

The forward-looking statements made by the Company in this Press Release may include (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company’s corporate strategic objectives. The Company’s forward-looking statements also include, in particular and without limitation, those made in “Business”, “Risk Factors”, “Legal Proceedings”, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report. You can identify forward-looking statements in such information by the Company’s use of terms such as “may”, “will”, “expect”, “intend”, “believe”, “estimate”, “anticipate”, “continue”, “plan”, “project” or similar words or variations or negatives of those words.

You should carefully consider (and not place undue reliance on) the Company’s forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Press Release, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company’s actual performance or condition (including its assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) to differ materially from the performance or condition planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, “expectations”) and described in the information in the Company’s forward-looking and other statements, whether expressed or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties, and other unpredictable factors (many of which are beyond the Company’s control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company’s expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP’s Common Stock.

You should also carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Investor Relations Contact:

Sandy Martin or Phillip Kupper Three Part Advisors

214-616-2207

smartin@threepa.com; pkupper@threepa.com

Source: SPAR Group, Inc.